SARATOGA BANCORP

                        INCENTIVE STOCK OPTION AGREEMENT


Saratoga Bancorp, a California corporation (the "Company") , has granted to ______________ (the "Optionee"), an option (the "Option") to purchase a total of
______ shares of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Saratoga Bancorp 1994 Stock Option Plan (the "Plan"). The terms defined in the Plan shall have the same defined meanings herein.

1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2. Exercise Price. The exercise price is $ ________ for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

     (a)  Right to Exercise.

          (i) This Option shall vest cumulatively from the date of grant of the Option, exercisable during a period of ____months after the date of grant as follows:____% of the Shares subject to the Option shall be vested on the first anniversary of the date of grant, and an additional ____% of the Shares subject to the option shall vest on each anniversary of the date of grant thereafter. [insert other vesting provisions as determined by the committee, not less than 20% per year over a five year term.]

          (ii) This Option may not be exercised for less than 10 shares nor for a fraction of a share.

          (iii)  In  the  event  of  Optionee's   death,   disability  or  other
          termination of employment, the exercisability of the Option is governed by Sections 5, 6, 7 and 8 below.

     (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the exercise price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or inter-dealer quotation system upon which the shares of the Company's Common Stock may then be listed or quoted. Assuming such compliance, the shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. An Optionee shall have no rights as a shareholder of the Company with respect to any shares until the issuance of a stock certificate to the Optionee for such shares.

4. Method of Payment. Payment of the exercise price shall be by cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, or by the delivery of previously owned shares of the Company's Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and with a fair market value on the date of surrender equal to the exercise price.

5. Termination of Status as an Employee For Any Reason Other Than Cause. If Optionee ceases to serve as an Employee, he may, but only within three months after the date he ceases to be an Employee of the Company, exercise this Option to the extent that the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the option. To the extent that the Option was not vested as of the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

6. Termination of Status as an Employee For Cause. If Optionee's status as an Employee is terminated for Cause, as provided in Section 6(d) of the Plan, this Option shall terminate on the thirtieth day after the date of termination of employment. "Cause" may consist of an act of embezzlement; fraud; dishonesty; breach of fiduciary duty to the Company; deliberate disregard of the rules of the Company which result in loss, damage or injury to the Company; the unauthorized disclosure of any of the secrets or confidential information of the Company; the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relations; engagement in any conduct which constitutes unfair competition with the Company; or the removal of Optionee from any office of the Company by any bank regulatory agency.

7. Disability of Optionee. Notwithstanding the provisions of Section 5 above, if Optionee is unable to continue his employment with the Company as a result of his disability (as defined below), he may, within twelve months from the date of termination of employment, exercise his Option to the extent the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option; and, provided further, that, in certain situations, an exercise after three months following such termination may preclude favorable tax treatment normally accorded incentive stock options (i.e., the option will be taxed as a non-qualified stock option). To the extent that the Option was not vested as of the date of termination, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate. For purposes of this provision, "disability" shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board of Directors or the Committee on the basis of such medical evidence as the Board of Directors or Committee deems warranted under the circumstances.

8. Death of Optionee. In the event of the death of Optionee while Optionee is an Employee of the Company, the Option may be exercised, at any time within twelve
(12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested as of the date of death; provided that in no event is the date of exercise beyond expiration of the Option.

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. Subject to earlier termination as provided in the Plan, this Option shall terminate 10 years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11. Early Disposition of Stock. Optionee understands that if he disposes of any shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the exercise price and the lower of the fair market value of the shares at the date of the exercise or the fair market value of the shares at the date of disposition. Optionee agrees to notify the Company in writing within 5 days after the date of any such disposition. Optionee understands that if he disposes of such shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

12. Qualification as an Incentive Stock Option. Optionee understands that the option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. Optionee understands, further, that: (a) under the Code , if an optionee is unable to continue his or her employment with the Company as a result of a total and permanent disability (as defined in Section 22(e)(3) of the Code), and if the other requirements for incentive stock option treatment contained in Section 422 of the Code are satisfied, Optionee will be entitled to exercise the Option within twelve (12) months of such termination without defeating incentive stock option treatment; but (b) if Optionee is unable to continue his or her employment with the Company as a result of his or her disability, and such disability is not a total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option will not qualify as an incentive stock option unless it is exercised within three (3) months of the date of termination (i.e., while the Option may be exercised for a period of twelve (12) months after such termination, the exercise more than three (3)
months following termination will result in the Option being taxed as a non-qualified stock option). Finally, Optionee understands that: (a) the exercise price for the shares subject to this option has been determined in accordance with the Plan at a price not less than 100% (or, if Optionee owned at the time of grant more than 10% of the voting securities of the Company, 110%) of the fair market value of the shares at the time of grant; (b) the Company believes that the methodology by which the fair market value was determined at such time represented a good faith attempt, as defined in the Code and the regulations thereunder, at reaching an accurate appraisal of the fair market value of the shares; and (c) the Company shall not be responsible for any additional tax liability incurred by Optionee in the event that the Internal Revenue Service were to determine that the Option does not qualify as an incentive stock option, for any reason, including a determination that the valuation did not represent a good faith attempt to value the shares.

DATE OF GRANT:

                                   Saratoga Bancorp

                                   By:

                                        Duly Authorized on Behalf
                                        of Saratoga Bancorp

Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors and the committee upon any questions arising under the Plan.

Dated:

Optionee:

                                SARATOGA BANCORP
                       NONSTATUTORY STOCK OPTION AGREEMENT

     Saratoga Bancorp, a California corporation (the "Company"), has granted to ______________ (the "Optionee"), an option (the "Option") to purchase a total of
_______ shares of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Saratoga Bancorp 1994 Stock Option Plan, as amended (the "Plan"). The terms defined in the Plan shall have the same defined meanings herein.

1.   NATURE OF THE OPTION.

     This Option is intended by the Company and the Optionee to be a nonstatutory stock option and does not qualify for any special tax benefits to the Optionee. This option is not an Incentive Stock Option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

2.   EXERCISE PRICE.

     The exercise price is $______ for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3.   EXERCISE OF OPTION.

     This Option shall be exercisable during its term in accordance with the provisions of Section 5 of the Plan as follows:

     (a)  Right to Exercise.

          (i)  This Option shall be immediately exercisable.

          (ii) This Option may not be exercised for less than ten shares nor for a fraction of a share.

          (iii)  In  the  event  of  Optionee's   death,   disability  or  other
          termination of employment, the exercisability of the option is governed by Sections 5, 6, 7 and 8 below.

     (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company.

     No shares will be issued pursuant to the exercise of an option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed or quoted. Assuming such compliance, the shares shall be considered transferred to the Optionee on the date on which the option is exercised with respect to such shares. An Optionee shall have no rights as a shareholder of the Company with respect to any shares, until the issuance of a stock certificate to the Optionee for such shares.

4.   METHOD OF PAYMENT.

     Payment of the exercise price shall be by cash, certified check, official bank check, or by the delivery of previously owned shares of the Company's Common Stock held for the requisite period to avoid a charge to the Company's reported earnings and with a fair market value on the date of surrender equal to the exercise price. In addition, the Optionee may exercise the Option by delivering to the Company, together with the exercise notice, (i) a copy of irrevocable written instructions provided by the Optionee to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. TERMINATION OF STATUS AS AN EMPLOYEE OR DIRECTOR FOR ANY REASON OTHER THAN CAUSE.

     If an Optionee ceases to serve as an Employee or Director, he may, but only within three months after the date he ceases to be an Employee or Director of the Company, exercise this Option to the extent that the Option was vested as of the date of such termination; provided that in no event is the date of the exercise beyond expiration of the Option. To the extent that the option was not vested as of the date of such termination, or if Optionee does not exercise this option within the time specified herein, the Option shall terminate.

6.   TERMINATION OF STATUS AS AN EMPLOYEE FOR CAUSE.

     If an Optionee's status as an Employee is terminated for Cause, as provided in Section 5(d) of the Plan, this Option shall terminate on the thirtieth day after the date of termination of employment. "Cause" may consist of an act of embezzlement; fraud; dishonesty; breach of fiduciary duty to the Company; deliberate disregard of the rules of the Company which result in loss, damage or injury to the Company; the unauthorized disclosure of any of the secrets or confidential information of the Company; the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relations; engagement in any conduct which constitutes unfair competition with the Company; or the removal of Optionee from any office of the Company by any bank regulatory agency.

7.   DISABILITY OF OPTIONEE.

     Notwithstanding the provisions of Section 5 above, if Optionee is unable to continue his employment with the Company as a result of his disability (as defined below), he may, within twelve months from the date of termination of employment, exercise his option to the extent the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that the Option was not vested as of the date of termination, or if he does not exercise such Option within the time specified herein, the option shall terminate. For purposes of this provision, "disability" shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board of Directors or the Committee on the basis of such medical evidence as the Board of Directors or Committee deems warranted under the circumstances.

8.   DEATH OF OPTIONEE.

     In the event of the death of Optionee while Optionee is an Employee or Director or during the period referred to in Section 5 above, the option my be exercised, at any time within twelve (12) months following the date of death (or such longer period as the committee determines), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested as of the date of death; provided that in no event is the date of exercise beyond expiration of the option.

9.   NON-TRANSFERABILITY OF OPTION.

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.  TERM OF OPTION.

     Subject to earlier termination as provided in the Plan, the Option shall terminate ten (10) years from the date of grant of this Option, any may be exercised during such term only in accordance with the Plan and the terms of this Option.

11.  TAXATION UPON EXERCISE OF OPTION.

     Optionee understands that upon exercise of this Option, he will generally recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. The Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. (The Optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of shares from the shares otherwise due upon exercise or (ii) by delivering a sufficient number of shares of the Company's Common Stock which have been previously held by the Optionee for such period of time as the Committee may require. The aggregate value of the shares withheld or delivered, as determined by the Committee must be sufficient to satisfy all such applicable taxes, except as otherwise permitted by the Committee. If the Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Optionee's election must be made in compliance with rules and procedures established by the Committee.)


Date of Grant:                  SARATOGA BANCORP

                                By:
                                Name:
                                Duly authorized on behalf of
                                Saratoga Bancorp

     Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

                                Dated:


                                Optionee:

                                SARATOGA BANCORP
                       NONSTATUTORY STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS


     Pursuant to the automatic nondiscretionary terms of Section 5 of the Saratoga Bancorp 1994 Stock Option Plan (the "Plan"), Saratoga Bancorp, a California corporation (the "Company"), hereby grants to _________________ (the "Optionee"), an option (the "Option") to purchase a total of ________ shares of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Plan. The terms defined in the Plan shall have the same defined meanings herein.

     1. Nature of the Option. This Option is intended by the Company and the Optionee to be a nonstatutory stock option and does not qualify for any special tax benefits to the Optionee. This option is not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Exercise Price. The exercise price is $ _______ for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

     3. Exercise of Option. This Option shall be immediately exercisable in accordance with Section 5(c) of the Plan. This Option may not be exercised for less than ten shares nor for a fraction of a share. In the event of Optionee's death, disability or other termination of his status as an Outside Director, the exercisability of the Option is governed by Sections 6, 7 and 8 below.

     4. Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company.

     No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed or quoted. Assuming such compliance, the shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares. An Optionee shall have no rights as a shareholder of the Company with respect to any shares until the issuance of a stock certificate to the Optionee for such shares.

     5. Method of Payment. Payment of the exercise price shall be by cash, certified check, official bank check, or by the delivery of previously owned shares of the Company's Common Stock held for the requisite period to avoid a charge to the Company's reported earnings and with a fair market value on the date of surrender equal to the exercise price. In addition, the Optionee may exercise the Option by delivering to the Company, together with the exercise notice, (i) a copy of irrevocable written instructions provided by the Optionee to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

     6. Termination of Status as an outside Director For Any Reason Other Than Cause. If an Optionee ceases to serve as an outside Director, he may, but only within three months after the date he ceases to be an outside Director, exercise this Option; provided that in no event is the date of exercise beyond expiration of the option. To the extent that Optionee does not exercise this option within the time specified herein, the Option shall terminate.

     7. Disability of Optionee. Notwithstanding the provisions of section 6 above, if Optionee is unable to continue his service as an outside Director as a result of his disability, he may, within twelve months from the date of such disability exercise this Option; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that Optionee does not exercise this Option within the time specified herein, the option shall terminate.

     8. Death of Optionee. In the event of the death of Optionee while Optionee is an Outside Director, the option may be exercised, at any time within twelve
(12) months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that this Option is not exercised within the time specified herein, the option shall terminate.

     9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the optionee.

     10. Term of Option. Subject to earlier termination as provided in the Plan, this Option shall terminate ten years from the date of grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

DATE OF GRANT:
                                   Saratoga Bancorp
                                   By:
                                   Duly Authorized on Behalf of Saratoga Bancorp


     Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Dated:                             By:
                                        -----------------------------
                                        Optionee